EXHIBIT 10.22

CISCO SYSTEMS CAPITAL CORP.        MASTER LEASE NUMBER
5500 Wayzata Blvd., Suite 725
Golden Valley, MN  55416-1242           EQUIPMENT SCHEDULE
Tel. 800/928-2349 FAX 612/513-3299

              EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

Equipment Location
13747 Montfort, #101     Dallas    TX        75240          Dallas
Street Address           City      State     Zip            County



                          EQUIPMENT DESCRIPTION

Quantity       Make/Model                         Serial Number

5              AS5300 AS5300 Dial Shelf
5              CAB-AC Power Cord, 110V
5              SF53CP-11.3.2N Cisco IOS AS5300
               Series IP Plus
5              AS53-T1-48VOX 48 VOX DSPs, 2 VOX
               Carrier Cards and 1 Quad T1/PRI Card
5              VC-SW-1.0 Firmware for AS53-CC-VOX
5              MEM-8BF-52 AS5200 Boot Flash Upgrade
               (from 4MB to 8 MB)
5              AS53-AC-PWR AC Power Chassis for the
               AS5300
5              MEM-16F-AS3 System Flash Upgrade
1              CVM-NT-1.0 NT Version Cisco Voice Manager
5              CON-SNT-AS5300 SNT Service AS53-XX, AS5300
               all modem Quad T1/E1 PRI


PURCHASE OPTIONS    __ Fair Market Value
                    __ Other ________________

The Purchase Option terms and conditions are listed in Section 7 of the Master Lease Agreement

SALES TAX OPTIONS:  __ Each lease payment is subject to sales tax
                    __ Total sales tax required in advance
                    __ Exempt Certificate Attached
                         (subject to local tax regulations)

LEASE TERM                    ____________ MONTHS

PAYMENT SCHEDULE
MONTHLY LEASE PAYMENT         ____________/month*
                              (Excludes Applicable Taxes)
                              Automatic Bank Payments (ACH)

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ADVANCE PAYMENT               ____________
                              (Includes Applicable Taxes)

REMAINING MONTHLY PAYMENTS    _____________
                              (Excludes Applicable Taxes)

SECURITY DEPOSIT (If Any)     _____________


LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE MASTER LEASE.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ____ DAY OF __________ 200_.

NAME OF LESSEE NETVOICE            LESSOR: SUNRISE LEASING CORPORATION
TECHNOLOGIES, INC.

SIGNED__________________DATE_____  SIGNED___________________________

NAME AND TITLE___________________  DATE_____________________________